SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  GEHL COMPANY
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

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     4)   Date Filed:
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                                 [GRAPHIC OMITTED]
GEHL                             Gehl Company                Tel: 262/334-9461
                                 143 Water Street            Fax: 262/334-6603
                                 P.O. Box 179                http://www.gehl.com
                                 West Bend, WI  53095-0179
                                 USA

                               IMPORTANT REMINDER

                                 December 28, 2001

Dear Fellow Shareholder:

     We have previously mailed to you proxy materials for Gehl Company's Annual Meeting of Shareholders to be held on January 17, 2002. TO DATE, WE HAVE NOT RECEIVED YOUR VOTING INSTRUCTION FOR OUR ANNUAL MEETING.

     Your vote is important and receipt of your voting instructions will save your Company additional solicitation costs. Please act today.

     YOU MAY USE ONE OF THE FOLLOWING SIMPLE METHODS FOR PROMPTLY PROVIDING YOUR VOTING INSTRUCTIONS:

1. VOTE BY TELEPHONE. CALL THE TOLL-FREE NUMBER LISTED FOR THIS PURPOSE ON YOUR VOTING INSTRUCTION FORM. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE FORM READY AND FOLLOW THE SIMPLE INSTRUCTIONS;

2. VOTE BY INTERNET. GO TO THE WEBSITE WWW.PROXYVOTE.COM LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE FORM READY AND FOLLOW THE SIMPLE INSTRUCTIONS; OR

3. VOTE BY MAIL. SIGN, DATE AND MAIL YOUR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

     For the reasons set forth in the proxy statement dated December 14, 2001, Gehl's Board of Directors recommends unanimously a vote "FOR" all Company nominees for election as director.

     On behalf of your Board of Directors, thank you for your continued support and best wishes for a Happy New Year.

                                        Sincerely,

                                        /s/ William D. Gehl
                                        William D. Gehl
                                        Chairman, President and Chief
                                        Executive Officer

                                 [GRAPHIC OMITTED]
GEHL                             Gehl Company                Tel: 262/334-9461
                                 143 Water Street            Fax: 262/334-6603
                                 P.O. Box 179                http://www.gehl.com
                                 West Bend, WI  53095-0179
                                 USA


                               IMPORTANT REMINDER


                                 December 28, 2001

Dear Fellow Shareholder:

     We have previously mailed to you proxy materials for Gehl Company's Annual Meeting of Shareholders to be held on January 17, 2002. TO DATE, WE HAVE NOT RECEIVED YOUR PROXY FOR OUR ANNUAL MEETING.

     YOUR VOTE IS IMPORTANT AND RECEIPT OF YOUR PROXY WILL SAVE YOUR COMPANY ADDITIONAL SOLICITATION COSTS. Please take a moment to sign and date the duplicate proxy card enclosed with this letter. A postage-paid envelope is enclosed for your convenience. If you have already returned your proxy, please disregard this request and accept our thanks.

     For the reasons set forth in the proxy statement dated December 14, 2001, Gehl's Board of Directors recommends unanimously a vote "FOR" all Company nominees for election as director.

     On behalf of your Board of Directors, thank you for your continued support and best wishes for a Happy New Year.

                                        Sincerely,

                                        /s/ William D. Gehl
                                        William D. Gehl
                                        Chairman, President and
                                        Chief Executive Officer